                                                                    Exhibit 99.8

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                          $52,716,464
Aggregate Original Principal
   Balance                                    $52,720,569
Number of Mortgage Loans                              472

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                 -------   --------   -----------
Original Principal Balance       $20,000   $608,000     $111,696
Outstanding Principal Balance    $19,958   $608,000     $111,687

                                 MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   --------   --------------------
Original Term (mos)                 180        360              359
Stated remaining Term (mos)         177        360              358
Loan Age (mos)                        0          5                1
Current Interest Rate             6.375%    13.875%           8.405%
Initial Interest Rate Cap(4)      3.000%     3.000%           3.000%
Periodic Rate Cap(4)              1.000%     1.000%           1.000%
Gross Margin(4)                   5.375%     9.125%           6.997%
Maximum Mortgage Rate(4)         12.375%    16.125%          13.998%
Minimum Mortgage Rate(4)          6.375%    10.125%           7.998%
Months to Roll(4)                    21         58               27
Original Loan-to-Value            70.00%    100.00%           81.15%
Combined Loan-to-Value            95.00%    100.00%           99.94%
Credit Score (3)                    544        764              633

                                  EARLIEST      LATEST
                                 ----------   ----------
Maturity Date                    06/01/2021   09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             89.60%
2nd Lien                             10.40%

OCCUPANCY
Primary                              99.74%
Second Home                           0.00%
Investment                            0.26%

LOAN TYPE
Fixed Rate                           23.53%
ARM                                  76.47%

AMORTIZATION TYPE
Fully Amortizing                     19.18%
Interest Only                        11.18%
15/30 Balloon                         0.29%
30/40 Balloon                         8.48%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                             99.31%
Refinance - Rate Term                 0.00%
Refinance - Cashout                   0.69%

PROPERTY TYPE
Single Family Residence              46.62%
Condominium                          21.29%
Planned Unit Development             30.13%
2-4 Family                            1.95%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%               1        179,942      0.34      6.375      634      179,942      80.00     55.03    100.00    0.00
6.501% to 7.000%              14      3,503,388      6.65      6.983      683      250,242      78.35     46.51     42.26   68.41
7.001% to 7.500%              68     10,468,741     19.86      7.364      655      153,952      78.66     47.91     62.95   16.66
7.501% to 8.000%              92     12,405,419     23.53      7.825      631      134,842      78.33     49.28     66.88    7.70
8.001% to 8.500%              71      9,639,160     18.28      8.313      620      135,763      78.31     45.25     52.46    1.89
8.501% to 9.000%              58      9,061,540     17.19      8.752      626      156,233      78.94     46.06     49.09    5.74
9.001% to 9.500%              24      1,577,582      2.99      9.266      597       65,733      87.04     43.61     74.23    0.00
9.501% to 10.000%              7        470,812      0.89      9.722      602       67,259      96.14     46.13    100.00   20.18
10.001% to 10.500%             9        625,975      1.19     10.273      624       69,553     100.00     43.83     88.50    0.00
10.501% to 11.000%            12        469,869      0.89     10.708      643       39,156     100.00     43.34     92.25    0.00
11.001% to 11.500%            11        468,900      0.89     11.388      646       42,627     100.00     46.50     25.82    0.00
11.501% to 12.000%            31      1,217,667      2.31     11.844      625       39,280      99.99     46.56     73.80    0.00
12.001% to 12.500%            29      1,037,116      1.97     12.237      602       35,763      99.99     44.50    100.00    0.00
12.501% to 13.000%            27        973,237      1.85     12.768      590       36,046     100.00     47.03    100.00    0.00
13.001% to 13.500%            13        422,516      0.80     13.378      601       32,501      99.99     44.86    100.00    0.00
13.501% to 14.000%             5        194,600      0.37     13.741      584       38,920     100.00     36.08    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----     -----   -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33   11.18
                             ===     ==========    ======     ======      ===      =======     ======     =====     =====   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     5        155,039      0.29     12.508      595       31,008      99.99     44.32    100.00    0.00
229 to 240                     1         19,958      0.04     11.750      615       19,958     100.00     54.40      0.00    0.00
349 to 360                   466     52,541,467     99.67      8.391      634      112,750      81.08     46.93     61.24   11.22
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33   11.18
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less              130      4,039,760      7.66     11.719      611       31,075      99.29     44.83     91.70     0.00
$50,001 to $100,000          150     12,088,739     22.93      8.656      625       80,592      81.55     46.17     78.57     1.45
$100,001 to $150,000          94     11,425,350     21.67      8.058      628      121,546      79.26     47.31     65.26     4.38
$150,001 to $200,000          42      7,255,892     13.76      7.878      628      172,759      79.42     47.92     71.82     4.49
$200,001 to $250,000          20      4,494,926      8.53      8.154      638      224,746      78.91     48.09     45.50     4.81
$250,001 to $300,000          13      3,613,119      6.85      7.966      641      277,932      77.23     46.35     38.33     7.87
$300,001 to $350,000           5      1,589,720      3.02      7.846      677      317,944      79.03     47.95      0.00    20.38
$350,001 to $400,000           6      2,249,767      4.27      7.999      646      374,961      80.00     52.27     67.74    17.78
$400,001 to $450,000           3      1,288,817      2.44      8.296      624      429,606      78.41     46.10     34.14     0.00
$450,001 to $500,000           3      1,435,124      2.72      7.244      647      478,375      78.37     43.36     34.50    65.50
$500,001 to $550,000           4      2,057,250      3.90      7.937      671      514,313      80.00     44.87      0.00    75.36
$550,001 to $600,000           1        570,000      1.08      6.990      640      570,000      75.00     47.88    100.00   100.00
$600,001 to $650,000           1        608,000      1.15      7.500      737      608,000      80.00     45.71      0.00   100.00
$650,001 to $700,000           0              0        --         --        0            0         --        --      0.00     0.00
$700,001 to $750,000           0              0        --         --        0            0         --        --      0.00     0.00
$750,001 to $800,000           0              0        --         --        0            0         --        --      0.00     0.00
$800,001 to $850,000           0              0        --         --        0            0         --        --      0.00     0.00
$850,001 to $900,000           0              0        --         --        0            0         --        --      0.00     0.00
$900,001 to $950,000           0              0        --         --        0            0         --        --      0.00     0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --      0.00     0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   ------
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33    11.18
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED   PER-
                             OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   CENT    PER-
                          MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    CENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC     IO
------------------------  --------  -----------  -----------  -----------  --------  -----------  --------  --------  ------  -----
15/30 Balloon Loans            5        155,039  0.294098823  12.50761585     595       31,008      99.99     44.32   100.00   0.00
20 Year Fixed Loans            1         19,958         0.04       11.750     615       19,958     100.00     54.40     0.00   0.00
2/28 LIBOR Loans              58     10,737,268        20.37        7.788     659      185,125      79.06     46.15    33.84  53.62
2/28 LIBOR Loans (40
   Year Amortization)          5        893,920         1.70        7.964     671      178,784      78.11     48.19    41.85   0.00
2/28 LIBOR Loans (45
   Year Amortization)         93     14,970,731        28.40        8.054     631      160,976      79.24     46.57    55.65   0.00
30 Year Fixed Loans           74      3,557,127         6.75       10.024     610       48,069      90.14     44.33    91.84   0.00
30/40 Balloon Loans           87      3,396,415         6.44       11.844     618       39,039      99.99     47.71    85.65   0.00
30/45 Balloon Loans           43      5,275,682        10.01        8.077     609      122,690      79.61     46.64    93.27   0.00
3/27 LIBOR Loans              15      1,692,482         3.21        8.383     636      112,832      79.78     46.91    56.34   8.04
3/27 LIBOR Loans (40
   Year Amortization)          2        180,350         0.34        8.684     650       90,175      79.05     39.95     0.00   0.00
3/27 LIBOR Loans (45
   Year Amortization)         88     11,710,838        22.21        8.049     634      133,078      78.24     48.87    65.40   0.00
5/25 LIBOR Loans (45
   Year Amortization)          1        126,655         0.24        8.500     560      126,655      75.00     44.50   100.00   0.00
                             ---     ----------  -----------  -----------     ---      -------      -----     -----   ------  -----
TOTAL:                       472     52,716,464       100.00        8.405     633      111,687      81.15     46.93    61.33  11.18
                             ===     ==========  ===========  ===========     ===      =======      =====     =====   ======  =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             129     10,113,285     19.18      8.868      628       78,398      83.24     45.57    63.74      0.00
Balloon                      324     36,709,629     69.64      8.427      628      113,301      80.94     47.41    66.67      0.00
60 Month Interest-Only        19      5,893,550     11.18      7.468      676      310,187      78.84     46.28    23.89    100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    ------
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93    61.33     11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          262     40,312,243     76.47       7.998     640      153,864      78.88     47.14    52.29    14.62
Fixed Rate                   210     12,404,221     23.53       9.728     611       59,068      88.50     46.25    90.71     0.00
                             ---     ----------    ------       -----     ---      -------      -----     -----    -----    -----
TOTAL:                       472     52,716,464    100.00       8.405     633      111,687      81.15     46.93    61.33    11.18
                             ===     ==========    ======       =====     ===      =======      =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        2        133,339      0.25      8.876      626       66,669      85.00    49.30     100.00    0.00
Arizona                        2         99,333      0.19      9.125      607       49,666      86.86    46.89     100.00    0.00
Arkansas                       1         51,761      0.10      7.375      633       51,761      70.00    42.39     100.00    0.00
California                    43     12,172,535     23.09      7.900      660      283,082      78.74    47.50      28.52   43.98
Colorado                      48      5,584,590     10.59      8.234      629      116,346      82.17    47.80      66.18    0.00
Florida                       35      4,501,338      8.54      8.443      644      128,610      81.61    46.53      43.58    0.00
Georgia                       39      3,354,485      6.36      9.028      611       86,012      82.97    50.67      88.70    0.00
Idaho                         11      1,114,534      2.11      8.490      638      101,321      79.51    45.25      80.95   11.37
Illinois                      10      1,091,977      2.07      8.997      629      109,198      83.72    45.24      51.79    0.00
Indiana                        3        325,194      0.62      8.087      579      108,398      78.78    44.87     100.00    0.00
Iowa                           2        106,603      0.20      9.656      603       53,302      85.24    46.01     100.00    0.00
Kansas                        13      1,029,678      1.95      8.937      618       79,206      81.44    45.89      62.78    0.00
Kentucky                      11      1,042,026      1.98      8.252      624       94,730      80.70    46.08      72.83    0.00
Maine                          1         63,010      0.12      8.625      659       63,010      75.00    41.54       0.00    0.00
Maryland                       2        271,232      0.51      8.746      646      135,616      77.58    44.56       0.00    0.00
Michigan                      30      2,812,145      5.33      8.654      631       93,738      83.27    42.50      72.27    0.00
Mississippi                    2        164,255      0.31      9.330      574       82,127      80.72    45.23     100.00    0.00
Missouri                      11        829,017      1.57      8.445      645       75,365      82.01    48.14      65.98    0.00
Nebraska                       9        814,046      1.54      8.229      620       90,450      80.54    39.50      91.36    0.00
Nevada                         1        161,200      0.31      7.750      635      161,200      74.98    53.92       0.00    0.00
New Jersey                     1        114,377      0.22      7.875      566      114,377      80.00    55.45     100.00    0.00
North Carolina                22      1,552,303      2.94      9.056      613       70,559      81.66    47.34      97.76    0.00
Ohio                          75      7,119,301     13.50      8.614      617       94,924      82.79    44.42      73.83    4.37
Oklahoma                       9        781,037      1.48      7.965      631       86,782      77.38    46.58      66.88    0.00
Oregon                         4        285,964      0.54      8.462      631       71,491      81.45    50.62     100.00    0.00
Pennsylvania                  10        745,868      1.41      8.279      641       74,587      80.03    48.06      60.45    0.00
South Carolina                 5        476,703      0.90      7.531      616       95,341      75.96    51.08     100.00    0.00
Tennessee                     28      1,610,145      3.05      8.166      621       57,505      82.38    50.95      94.81    0.00
Utah                           5        434,578      0.82      8.802      641       86,916      80.80    46.02      19.51    0.00
Virginia                      10        833,888      1.58      8.547      623       83,389      80.32    48.72      85.62    0.00
Washington                    22      2,725,318      5.17      8.822      622      123,878      82.03    50.01      75.75    0.00
Wisconsin                      5        314,686      0.60      9.081      652       62,937      83.33    40.84      42.67   32.54
                             ---     ----------    ------      -----      ---      -------      -----    -----     ------   -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15    46.93      61.33   11.18
                             ===     ==========    ======      =====      ===      =======      =====    =====     ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0              0        --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%               0              0        --         --        0            0         --        --      0.00    0.00
60.01% to 65.00%               0              0        --         --        0            0         --        --      0.00    0.00
65.01% to 70.00%               1         51,761      0.10      7.375      633       51,761      70.00     42.39    100.00    0.00
70.01% to 75.00%              97     12,958,209     24.58      7.914      629      133,590      74.95     48.03     61.56   13.50
75.01% to 80.00%             215     33,297,988     63.16      7.988      640      154,874      79.95     46.82     56.06   12.16
80.01% to 85.00%               0              0        --         --        0            0         --        --      0.00    0.00
85.01% to 90.00%               0              0        --         --        0            0         --        --      0.00    0.00
90.01% to 95.00%               0              0        --         --        0            0         --        --      0.00    0.00
95.01% to 100.00%            159      6,408,506     12.16     11.569      610       40,305      99.99     45.30     87.90    1.48
                             ---     ----------    ------     ------      ---      -------      -----     -----    ------   -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33   11.18
                             ===     ==========    ======     ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

Combined Loan-to-Value Ratios

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0              0        --         --        0            0         --        --     0.00     0.00
55.01% to 60.00%               0              0        --         --        0            0         --        --     0.00     0.00
60.01% to 65.00%               0              0        --         --        0            0         --        --     0.00     0.00
65.01% to 70.00%               0              0        --         --        0            0         --        --     0.00     0.00
70.01% to 75.00%               0              0        --         --        0            0         --        --     0.00     0.00
75.01% to 80.00%               0              0        --         --        0            0         --        --     0.00     0.00
80.01% to 85.00%               0              0        --         --        0            0         --        --     0.00     0.00
85.01% to 90.00%               0              0        --         --        0            0         --        --     0.00     0.00
90.01% to 95.00%               1        440,067      0.83      8.625      664      440,067      80.00     48.03     0.00     0.00
95.01% to 100.00%            471     52,276,397     99.17      8.403      633      110,990      81.16     46.92    61.84    11.27
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93    61.33    11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 10.94% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 76.43% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.45%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 6        451,530      0.86      8.937      633       75,255      85.84     16.37    76.61     0.00
20.01% to 25.00%               7        626,200      1.19      9.315      589       89,457      83.21     22.90    85.12     0.00
25.01% to 30.00%               9        750,922      1.42      8.590      621       83,436      82.52     28.19    50.56    13.64
30.01% to 35.00%              16      1,068,312      2.03      8.734      630       66,769      83.38     32.98    70.73     0.00
35.01% to 40.00%              47      4,144,699      7.86      8.786      632       88,185      82.84     37.98    48.12    14.09
40.01% to 45.00%              78      9,152,486     17.36      8.426      629      117,340      80.99     42.73    53.11    16.02
45.01% to 50.00%             137     17,695,198     33.57      8.376      643      129,162      80.64     47.93    41.91    16.56
50.01% to 55.00%             137     14,654,437     27.80      8.368      631      106,967      81.26     52.37    83.28     5.53
55.01% to 60.00%              35      4,172,680      7.92      7.914      621      119,219      79.91     55.55    92.02     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93    61.33    11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     465     52,354,737     99.31      8.398      634      112,591      81.12     46.94    61.25    11.26
Refinance - Cashout            7        361,726      0.69      9.338      624       51,675      85.42     45.75    72.36     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93    61.33    11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                262     24,577,959     46.62      8.490      625       93,809      81.36     45.88    65.79    13.39
Planned Unit Development     115     15,885,580     30.13      8.415      638      138,135      81.75     48.78    62.93     9.18
Condo                         89     11,223,827     21.29      8.288      645      126,110      80.19     46.58    46.42     5.12
Two- to Four-Family            6      1,029,098      1.95      7.466      640      171,516      77.20     47.40    92.42    55.39
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93    61.33    11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           350     32,328,889     61.33      8.578      613       92,368      82.19     47.76    100.00    4.35
Stated                       107     18,292,852     34.70      8.122      670      170,961      79.34     45.13      0.00   22.97
Low                           15      2,094,723      3.97      8.192      634      139,648      80.71     49.80      0.00   13.57
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33   11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====     =====   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      471     52,580,464     99.74      8.406      633      111,636      81.15     46.93     61.23    10.95
Investment                     1        136,000      0.26      7.875      626      136,000      80.00     48.37    100.00   100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33    11.18
                             ===     ==========    ======      =====      ===      =======      =====     =====     =====   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             22      2,930,597      5.56      8.368      647     133,208.97    79.81     45.11     35.36    0.00
1                            267     31,211,170     59.21      8.439      638     116,895.77    81.52     46.02     54.42   14.10
2                            148     16,423,870     31.16      8.192      625     110,972.09    79.91     48.72     74.56    9.09
3                             24      1,796,727      3.41      9.202      611      74,863.62    84.37     49.31     95.13    0.00
4                              7        234,519      0.44     11.764      603      33,502.66    99.96     46.85    100.00    0.00
5                              4        119,581      0.23     10.959      636      29,895.34    99.98     48.47    100.00    0.00
                             ---     ----------    ------     ------      ---     ----------    -----     -----    ------   -----
TOTAL:                       472     52,716,464    100.00      8.405      633        111,687    81.15     46.93     61.33   11.18
                             ===     ==========    ======      =====      ===     ==========    =====     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                         138      9,897,415     18.77      9.406      621       71,720      84.98     47.81    77.93     6.29
6 Months                       8        889,346      1.69      8.423      620      111,168      78.52     45.75    56.90     0.00
12 Months                     14      3,052,705      5.79      7.935      668      218,050      79.30     47.33    11.07    37.16
24 Months                    145     20,228,684     38.37      8.106      641      139,508      80.18     47.02    52.30    18.91
36 Months                    167     18,648,313     35.37      8.274      627      111,667      80.59     46.36    70.75     1.67
                             ---     ----------    ------     ------      ---     --------      -----     -----    -----    -----
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93    61.33    11.18
                             ===     ==========    ======      =====      ===     ========      =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --        0            0         --        --      0.00     0.00
501 to 525                     0              0        --         --        0            0         --        --      0.00     0.00
526 to 550                     2        301,000      0.57      8.162      545      150,500      87.41     47.57    100.00     0.00
551 to 575                    23      2,349,297      4.46      8.633      566      102,143      81.64     42.02    100.00     0.00
576 to 600                   125     10,411,071     19.75      9.209      589       83,289      84.04     44.78     99.31     1.68
601 to 625                    99     10,103,596     19.17      8.456      614      102,057      81.03     50.14     89.66     0.00
626 to 650                   121     14,004,187     26.57      8.365      640      115,737      79.97     47.25     48.57     8.04
651 to 675                    64      7,753,828     14.71      8.269      661      121,154      80.78     47.19     31.87    17.67
676 to 700                    26      5,198,734      9.86      7.437      687      199,951      79.32     46.24     17.88    41.23
701 to 725                     5      1,098,083      2.08      7.343      707      219,617      79.93     45.90      0.00    42.98
726 to 750                     1        608,000      1.15      7.500      737      608,000      80.00     45.71      0.00   100.00
751 to 775                     6        888,669      1.69      7.274      759      148,111      79.80     47.27      8.82     0.00
776 to 800                     0              0        --         --        0            0         --        --      0.00     0.00
801 to 825                     0              0        --         --        0            0         --        --      0.00     0.00
                             ---     ----------    ------     ------      ---     --------      -----     -----    ------   ------
TOTAL:                       472     52,716,464    100.00      8.405      633      111,687      81.15     46.93     61.33    11.18
                             ===     ==========    ======      =====      ===     ========      =====     =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL     PERCENT
GROSS MARGINS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC         IO
-----------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -----------
3.001% to 3.500%        0              0        --         --        0            0         --        --      0.00         0.00
3.501% to 4.000%        0              0        --         --        0            0         --        --      0.00         0.00
4.001% to 4.500%        0              0        --         --        0            0         --        --      0.00         0.00
4.501% to 5.000%        0              0        --         --        0            0         --        --      0.00         0.00
5.001% to 5.500%        2        239,929      0.60      6.656      644      119,964      78.75     53.43     75.00         0.00
5.501% to 6.000%       13      3,179,388      7.89      6.982      683      244,568      78.18     46.19     46.56        65.19
6.001% to 6.500%       55      8,905,254     22.09      7.357      665      161,914      78.70     47.76     53.48        23.23
6.501% to 7.000%       69      9,871,478     24.49      7.810      634      143,065      78.14     49.13     60.97         9.67
7.001% to 7.500%       60      8,416,148     20.88      8.305      625      140,269      78.10     45.78     46.74         2.17
7.501% to 8.000%       49      8,127,705     20.16      8.746      627      165,872      79.07     46.51     44.40         6.40
8.001% to 8.500%        7        847,641      2.10      9.262      610      121,092      82.42     43.13     52.04         0.00
8.501% to 9.000%        4        367,800      0.91      9.655      584       91,950      95.06     43.91    100.00  25.82925503
9.001% or greater       3        356,900      0.89     10.125      600      118,967     100.00     39.88     79.83         0.00
                      ---     ----------    ------     ------      ---     --------      -----     -----    ------  -----------
TOTAL:                262     40,312,243     100.00     7.998      640      153,864      78.88     47.14     52.29        14.62
                      ===     ==========    ======     ======      ===     ========      =====     =====    ======  ===========

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%             1        179,942      0.45      6.375      634      179,942      80.00     55.03    100.00    0.00
12.501% to 13.000%            14      3,503,388      8.69      6.983      683      250,242      78.35     46.51     42.26   68.41
13.001% to 13.500%            55      8,641,241     21.44      7.372      664      157,113      78.62     47.70     55.11   20.19
13.501% to 14.000%            70      9,991,478     24.79      7.812      634      142,735      78.10     49.17     61.44    9.56
14.001% to 14.500%            59      8,296,148     20.58      8.309      625      140,613      78.14     45.69     45.97    2.20
14.501% to 15.000%            47      7,948,705     19.72      8.731      629      169,121      78.81     46.61     43.15    6.54
15.001% to 15.500%             9      1,026,641      2.55      9.287      602      114,071      83.85     42.95     60.40    0.00
15.501% to 16.000%             4        367,800      0.91      9.655      584       91,950      95.06     43.91    100.00   25.83
16.001% to 16.500%             3        356,900      0.89     10.125      600      118,967     100.00     39.88     79.83    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                       262     40,312,243    100.00      7.998      640      153,864      78.88     47.14     52.29   14.62
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                      3        453,456      1.12      8.571      603      151,152      75.00     47.27    100.00    0.00
July 2008                     43      6,360,052     15.78      7.809      643      147,908      78.47     48.32     60.53   21.32
August 2008                   99     17,835,705     44.24      7.949      645      180,159      79.53     45.84     41.96   24.68
September 2008                11      1,952,704      4.84      8.181      646      177,519      78.56     45.79     28.20    0.00
June 2009                      5        762,702      1.89      7.898      609      152,540      78.04     54.08    100.00    0.00
July 2009                     42      4,536,259     11.25      8.090      619      108,006      77.86     50.90     82.42    3.00
August 2009                   52      7,528,740     18.68      8.076      644      144,783      78.73     47.00     51.11    0.00
September 2009                 6        755,968      1.88      8.579      649      125,995      79.58     43.46     34.87    0.00
July 2011                      1        126,655      0.31      8.500      560      126,655      75.00     44.50    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       262     40,312,243    100.00      7.998      640      153,864      78.88     47.14     52.29   14.62
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====